UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008 (June 27, 2008)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND
(State of Incorporation of registrant)

750 E. PRATT STREET, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 27, 2008, Constellation Energy Group, Inc. (the “Company”) sold $450.0 million in aggregate principal amount of the Company’s Series A Junior Subordinated Debentures (the “Debentures”).  The Debentures were sold pursuant to a Prospectus Supplement dated June 20, 2008 to a Prospectus dated July 24, 2006 and pursuant to Registration Statement Nos. 333-135991 and 333-135991-01.  The Company has granted the underwriters an overallotment option to purchase up to an additional $67.5 million in aggregate principal amount of Debentures for 30 days following June 20, 2008.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with this offering.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4(a)	First Supplemental Indenture, dated as of June 27, 2008, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4(b)	Replacement Capital Covenant, dated June 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date: June 30, 2008	/s/ Charles A. Berardesco
Charles A. Berardesco
Vice President, Deputy General Counsel, Chief
Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4(a)	First Supplemental Indenture, dated as of June 27, 2008, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4(b)	Replacement Capital Covenant, dated June 27, 2008.